U.S. GLOBAL INVESTORS FUNDS



                               EQUITY INCOME FUND

                        Supplement dated August 27, 2001,
                    to the prospectus dated November 1, 2000,
                         and amended June 6 and 27, 2001



The Board of Trustees for the U.S. Global Investors Funds has approved the closure of the Equity Income Fund to new investments.

Therefore, effective September 1, 2001, the Equity Income Fund will be closed to new investors and subsequent investments from existing shareholders, including reinvestment of dividends.